HERTZ GLOBAL 4Q 2018 Earnings Call February 26, 2019 HOLDINGS, INC. 8:30 am ET

Safe Harbor Statement Certain statements made within this presentation contain forward-looking statements. Forward- looking statements are not guarantees of performance and by their nature are subject to inherent uncertainties. Actual results may differ materially. Any forward-looking information relayed in this presentation speaks only as of February 26, 2019, and Hertz Global Holdings, Inc. (the “Company”) undertakes no obligation to update that information to reflect changed circumstances. Additional information concerning these statements is contained in the Company’s press release regarding its fourth quarter 2018 results issued on February 25, 2019, and the Risk Factors and Forward-Looking Statements sections of the Company’s 2018 Annual Report on Form 10-K filed on February 25, 2019. Copies of these filings are available from the SEC, the Hertz website, or the Company’s Investor Relations Department. 1

Non-GAAP Measures and Key Metrics THE FOLLOWING NON-GAAP MEASURES1 AND KEY METRICS WILL BE USED IN THE PRESENTATION: ▪ ▪ Adjusted Corporate EBITDA Total RPD ▪ ▪ Adjusted Corporate EBITDA Margin Total RPU ▪ ▪ Adjusted Pre-tax Income (Loss) T&M Rate ▪ ▪ Adjusted Net Income (Loss) Net Depreciation Per Unit Per Month ▪ ▪ Adjusted Diluted Earnings (Loss) Per Share Average Vehicles ▪ (Adjusted Diluted EPS) Vehicle Utilization ▪ ▪ Adjusted Free Cash Flow Transaction Days 1Definitions and reconciliations of non-GAAP measures are provided in the Company’s fourth quarter 2018 press release issued on February 25, 2019 and as an exhibit to the Company’s Form 8-K filed on February 26, 2019. 2

Agenda BUSINESS FINANCIAL RESULTS OVERVIEW OVERVIEW Kathryn Marinello Jamere Jackson President & Chief Executive Officer Chief Financial Officer Hertz Global Holdings, Inc. Hertz Global Holdings, Inc. 3

Growth-led Operational Turnaround Delivering

2018 Delivers Higher Rate, Volume and Utilization on Lower Depreciation Expense

Broad-based Momentum in U.S.

Revenue Growth

- 4Q:18 +10%, FY:18 +8%
  - 4Q:18 RPD +3%, +4% ex-TNC
  - FY:18 RPD +1%, +2% ex-TNC
- Superior product breadth and quality
- 59 Ultimate Choice locations, new field training
- Re-energized brands
- Hertz Fast Lane *powered by CLEAR* biometrics
- AI-led demand forecasting, revenue management

Fleet Management Excellence

- Monthly net depreciation per unit
  - (15)% 4Q:18
  - (16)% FY:18
- Improved fleet acquisition strategy
- Opportunistic fleet rotation
- More popular used-car vehicle mix
- Expansion of highest-return retail channel
- Longer asset life: ride-hailing, insurance replacement

CLEAR · APTIV · Uber · lyft · SPOT HERO

Hertz · dollar. CAR RENTAL · Thrifty CAR RENTAL · DONLEN A Hertz Company

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Leveraging Momentum into 2019 ▪ Growth • RPD, volume and utilization ▪ Productivity • Drive operational efficiency • Centralize maintenance • Optimize procurement • Achieve benchmark SG&A ▪ Technology Transformation • CRM, mobile apps, reservation, rental, fleet management, back-office systems • Streamline infrastructure • Leverage real-time visibility into fleet operations • Rental-trend and connected-fleet data lower costs, improve customer experience • More accurately predict future trends • Make smarter decisions, faster • On track to rollout new enterprise operating systems in North America 5

QUARTERLY Jamere Jackson Chief Financial Officer OVERVIEW Hertz Global Holdings, Inc.

4Q:18 and FY:18 Consolidated Results $ in millions, except per share data 4Q:18 4Q:17 YoY FY:18 FY:17 YoY GAAP Results Results Inc/(Dec) Results Results Inc/(Dec) Total revenues $2,294 $2,091 10% $9,504 $8,803 8% Loss before income taxes $(120) $(179) (33)% $(257) $(575) (55)% Net income (loss) attributable to Hertz Global $(101) $616 NM $(225) $327 NM Diluted earnings (loss) per share $(1.20) $7.42 NM $(2.68) $3.94 NM Weighted average shares outstanding: diluted 84M 83M 84M 83M Non-GAAP Adjusted Corporate EBITDA $49 $21 133% $433 $267 62% Adjusted Corporate EBITDA Margin 2% 1% 110 bps 5% 3% 150bps Adjusted Pre-tax Loss $(62) $(102) (39)% $(19) $(210) (91)% Adjusted Net Loss $(46) $(64) (28)% $(14) $(132) (89)% Adjusted Diluted EPS $(0.55) $(0.77) (29)% $(0.17) $(1.59) (89)% NM = Not meaningful 7

4Q:18 U.S. RAC

U.S. RAC (YoY quarterly results)



Revenue[1]
1%
5%
7%
10%
9%
4Q:17 1Q:18 2Q:18 3Q:18 4Q:18
Transaction Days
3%
6%
7%
7%
6%
4Q:17 1Q:18 2Q:18 3Q:18 4Q:18
Total RPD
(1)%
(1)%
0%
3%
3%
4Q:17 1Q:18 2Q:18 3Q:18 4Q:18
T&M Rate
3%
3%
3%
5%
6%
4Q:17 1Q:18 2Q:18 3Q:18 4Q:18
Total RPU
2%
5%
1%
3%
3%
4Q:17 1Q:18 2Q:18 3Q:18 4Q:18

Performance Overview:

- Revenue[1] +9%, +7% ex-TNC[2]
  - Days +6%, +2% ex-TNC
  - RPD +3%, +4% ex-TNC
  - Strong pricing across all leisure segments
  - Stable commercial pricing
- Growth across the portfolio
  - RPD up across all brands
  - RPD + Days up Airport and Off-Airport
- Growth Drivers
  - Fleet mix aligned to customer preference
  - Brand initiatives, enhanced mobile app capabilities
  - Service quality, higher customer satisfaction
  - AI-driven revenue management, redesigned CRM[3]
  - Accelerated growth in TNC
- Adj. Corporate EBITDA $48M, +380%

Hertz dollar. CAR RENTAL Thrifty CAR RENTAL DONLEN A Hertz Company

[1] Revenue results shown represent total revenue for U.S. RAC excluding ancillary retail vehicle sales revenue; also known as Total Rental Revenue.
[2] TNC is transportation network companies that provide ride-hailing services.
[3] Customer Relationship Management system.

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4Q:18 U.S. RAC Fleet U.S. RAC Fleet Continued Focus on Optimizing Fleet: ▪ Net Depreciation Per Unit Per Month YoY Net Depreciation Per Unit Per Month (15)% YoY FY:18 $276, (16)% YoY • Strategic fleet acquisitions, diverse supply base (13)% (19)% • Residual value market strength (15)% (6)% (15)% • Growth in TNC extends asset life • Benefitting from opportunistic fleet rotations $321 $302 $348 $302 $353 $306 $302 $285 $261 $256 • Driving unit sales through high-return channels 4Q:17 1Q:18 2Q:18 3Q:18 4Q:18 ▪ Prior Year Current Year Capacity +6%, +2% ex-TNC Capacity1 YoY • Matching capacity to profitable demand growth 7% 6% 6% • TNC fleet up 76% to 38k vehicles 0% ▪ Driving improved Utilization (1)% 4Q:17 1Q:18 2Q:18 3Q:18 4Q:18 • Predictive fleet-demand forecasting tools Vehicle Utilization • Longer-length TNC, insurance replacement rentals 81% 79% 81% 81% 81% ▪ Model Year 2019 Fleet YoY (bps) +250 +430 +100 +30 +10 • Lower YoY acquisition cost on like-for-like models 4Q:17 1Q:18 2Q:18 3Q:18 4Q:18 • Disciplined fleet management 1Capacity equals Average Vehicles 9

4Q:18 U.S. RAC Retail Sales Initiative U.S. RAC Retail Sales Disposition Channel Focused on Highest-Return Sales Channel: ▪ World-class sales team and capability ▪ +14% Top 10 used-vehicle retailer nationally ▪ Retail sales volume 4Q +16%, FY +14% ▪ Hertz’s preferred fleet mix drives higher residual values ▪ High-margin ancillary retail sales revenue +20% ▪ Opportunities in 2019 94k +16% 82k • Leveraging lower-cost online retail capabilities • Online extends customer reach • Expanding number of retail store fronts 22k 19k 4Q:17 4Q:18 FY:17 FY:18 10

4Q:18 International RAC International RAC (YoY quarterly results)1 Performance Overview1: ▪ Revenue +4% Revenue Transaction Days • Strong volume and value added services revenue 4% 4% 3% 4% • T&M leisure positive, offset by corporate 2% 2% 1% 0% 0% ▪ Net Depreciation Per Unit Per Month (1)% (2)% 4Q:17 1Q:18 2Q:18 3Q:18 4Q:18 ▪ 4Q:17 1Q:18 2Q:18 3Q:18 4Q:18 Adj. Corporate EBITDA $8M, (27)% ▪ Total RPD T&M Rate Key focus areas: Fleet/revenue management 5% 7% • 3% 3% 4% 2% 2% 2% • Productivity 0% (1)% 4Q:17 1Q:18 2Q:18 3Q:18 4Q:18 4Q:17 1Q:18 2Q:18 3Q:18 4Q:18 Total RPU 4% 4% 1% 1% (1)% 4Q:17 1Q:18 2Q:18 3Q:18 4Q:18 1Results shown are in constant currency. Constant currency for 2018 periods are based on December 31, 2017, foreign currency exchange rates. Constant currency 11 for 2017 periods are based on December 31, 2016, foreign currency exchange rates.

DEBT, LIQUIDITY & Jamere Jackson Chief Financial Officer CASH FLOW OVERVIEW Hertz Global Holdings, Inc.

YE:18 Debt, Liquidity and Cash Flow Hertz Global Consolidated Overview: ▪ $ in millions, as of December 31, 2018 Liquidity of $1.6B at December 31, 2018 Adjusted Free Cash Flow ▪ Full-Year Adj. Free Cash Flow $99M, +$435M YoY $99 • Earnings improvement $(336) • Increase in global vehicle debt advance rate ▪ 1Q:19 financings cover U.S. RAC 2019 fleet needs FY:17 FY:18 • Issued $700M of 3-year term ABS notes • Executed $500M seasonal VFN commitments Non-Vehicle Debt Maturity Profile1 • Extended $3.4B in VFN commitments to 2021 • $400M of new VFN commitments $1,250 ▪ $1,167 Will opportunistically address Non-Vehicle debt in 2019 $14 $14 $14 $700 $800 $500 $500 $618 $14 2019 2020 2021 2022 2023 2024 Senior RCF and Stand Alone L/C Facility Term Loan Senior Second Priority Secured Notes Senior Notes 1As of December 31, 2018. Excludes $27M of promissory notes due 2028 and $4M of other non- vehicle debt. 13

Key Areas of Focus Revenue Growth ▪ Sustain top line momentum…growth initiatives: • Right cars, right place, right time, right price • Disciplined fleet management Asset Efficiency • Service excellence • Innovation and brand-building marketing ▪ Drive productivity Productivity ▪ Execute technology transformation Innovation 14

Q&A